EXHIBIT 10.5

SunTrust Equitable Securities Corporation
303 Peachtee Street, N.E., 23rd Floor, Center Code 3913
Atlanta, Georgia 30308
Member NASD and SIPC
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SUNTRUST
    EQUITABLE
    SECURITIES
                                                                   March 9, 2001

                    Confirmation of Interest Rate Transaction

                THISLETTER AGREEMENT SHOULD BE REVIEWED, EXECUTED
                    BY AN AUTHORIZED PERSON(S), AND RETURNED
                      IMMEDIATELY VIA VAX TO 404-532-0514.
        (Please direct any questions to Ken Kuykendall at 404-532-0303.)

Richard A. Wickett, CPA
Sr. Executive Vice President CFO
Post, Buckley, Schuh & Jernigan, Inc.
2001 Northwest 107th Ave.
Miami, FL 33172-2507

Ph#:     305-592-7275
Fax#:    305-599-3808

REF:     12453

Dear Mr. Wicket,

         The purpose of this letter agreement is to set forth the terms and conditions of the Rate Transaction entered into between Post, Buckley, Schuh & Jernigan, Inc. ("Counterparty" or "you" and SunTrust Bank ("SunTrust" or "us" on the Trade Date specified below (the "Transaction"). SunTrust Equitable Securities Corporation acts as agent on behalf of SunTrust with respect to this Transaction. This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement to be entered into by the parties hereto.

         The definitions and provisions contained in the 1991 ISDA Definitions published by the International Swap and Derivatives Association, Inc. ("ISDA"), as amended and supplemented by the 1998 Supplement to the 1991 ISDA Definitions (the "Definitions"), are incorporated by reference into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall govern.

         This Confirmation supplements, forms a part of, and is subject to the ISDA Master Agreement, as amended and supplemented from time to time (the "Swap Agreement"), between you and us. All provisions contained or incorporated by reference in the Swap Agreement shall govern this Confirmation except as expressly modified below. Prior to the execution and delivery of such Swap Agreement, this Confirmation alone shall constitute a complete and binding agreement with respect to the Transaction.

         Each party is hereby advised and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry in the Transaction to which this Confirmation relates on the terms and conditions set forth below.

         This Confirmation shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                                          Swap Transaction

         Notional Amount:                                              $9,000,000.00 amortizing (see attached
                                                                       Schedule A)

         Trade Date:                                                   March 8, 2001

         Effective Date:                                               March 16, 2001

         Termination Date:                                             March 16, 2006, with adjustment in
                                                                       accordance with the Modified Following
                                                                       Business Day Convention
         Fixed Amounts:

               Fixed Rate Payer:                                       Counterparty

               Fixed Rate Payer Payment Dates:                         The 16th day of each month, beginning
                                                                       April 16, 2001, through and including the
                                                                       Termination Date, subject to adjustment in
                                                                       accordance with the Modified Following
                                                                       Business Day Convention

               Fixed Rate:                                             6.28 % per annum

               Fixed Rate Day Count Fraction:                          Actual/360

               Adjustment to Period End Dates:                         Applicable

         Floating Amounts:

               Floating Rate Payer:                                    SunTrust

               Floating Pate Payer Payment Dates:                      The 16th day of each month, beginning
                                                                       April 16, 2001, through and including
                                                                       the Termination Date, subject to adjustment
                                                                       in accordance with the Modified Following
                                                                       Business Day Convention

               Floating Rate for initial Calculation Period:           To be determined

               Floating Rate Day Count Fraction:                       Actual/360

               Designated Maturity:                                    One mouth

               Floating Rate Option:                                   USD-LIBOR-BBA

               Spread:                                                 Inapplicable

               Adjustment to Period End Dates:                         Applicable

                                                                          Page 3

               Reset Dates:                                            The first day of each Floating Rate Payer
                                                                       Calculation Period

         Calculation Agent:                                            SunTrust

         Business Days:                                                New York

2.       Other Provisions

(a) You agree to provide us (i) corporate resolutions, and (ii) a certificate of incumbency with respect to the individual(s) executing this Confirmation, both documents evidencing your authority to enter into this Transaction. This provision (2)(a) shall constitute an additional Agreement for the purpose of Section 4 of the Swap Agreement.

(b) By signing this Confirmation, you acknowledge that you have received and understand the SunTrust Bank "Terms of Dealing for OTC Risk Management Transactions" and the "Risk Disclosure Statement for OTC Risk Management Transactions" (each attached hereto and incorporated by reference into this Confirmation).

(c) "Loan Agreement" shall mean each agreement related by its terms to this Transaction, to which you (as borrower) and SunTrust (or one of its Affiliates) are or hereafter become parties (and to which other lenders may be parties) involving the making of loans, extensions of credit or financial accommodations thereunder or commitments therefor, in the form existing on the date when that agreement is executed and without regard to any termination or cancellation thereof, whether by reason of payment of all indebtedness incurred thereunder or otherwise, as such Loan Agreement may be amended, supplemented, otherwise modified, replaced or substituted.

3.       Account Details

         Payment to Counterparty:

               Depositary:                  [PLEASE ADVISE]
               ADA #:
               Favor of:
               Account# :

         Payments to SunTrust:

               SunTrust Bank
               ABA # 061000104
               FBO: Bond Wire Clearing
               Account # 9088-0000-95
               Attn: Financial Risk Management Operations

4.       Offices

         (a) The Office of Counterparty for the Transaction is its Miami office; and

         (b) The Office of SunTrust for the Transaction is its Atlanta office.

By signing below, you also acknowledge and agree that we have explained to you the risks involved in this Transaction, which risks include but are not limited to the following:

o Market Risk: The risk that the Transaction may increase or decrease in value with a change in, among other things, interest rates or the yield curve; and

o Liquidity Risk: The risk that the Transaction cannot be closed out or disposed of quickly at or near its value.

         You further acknowledge and agree that you understand these risks and the Transaction as a whole, that you are capable of managing the risks associated with this Transaction, that the risks involved in this Transaction are consistent with your financial goals, policies and procedures, and risk tolerance, and that you have determined that this Transaction is appropriate for you.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this copy of this Confirmation and immediately returning it to SunTrust Equitable Securities Corporation via fax at the number indicated on Page 1.

Very truly yours,                       Accepted and Confirmed as of the date
                                        first written:


SUNTRUST BANK                           POST, BUCKLEY, SCHUH & JERNIGAN, INC.

By:                                     By:
   --------------------------------        -------------------------------------
     Fred D. Woolf                         Name: Richard A. Wickett
     Vice President                        Title: Sr. Executive Vice President

                             AMORTIZING SCHEDULE A*

Period Begin                     Period End                      Notional Amount

16-Mar-0l                        16-Apr-0l                       9,000,000.00
16-Apr-0l                        16-May-01                       8,981,159.00
16-May-01                        18-Jun-01                       8,962,219.39
18-Jun-01                        16-Jul-01                       8,943,180.67
16-Jul-01                        16-Aug-01                       8,924,042.31
16-Aug-01                        17-Sep-01                       8,904,803.79
17-Sep-01                        16-Oct-01                       8,885,464.59
16-Oct-01                        16-Nov-01                       8,866,024.19
16-Nov-01                        17-Dec-01                       8,846,482.04
17-Dec-01                        16-Jan-02                       8,826,837.63
16-Jan-02                        19-Feb-02                       8,807,090.41
19-Feb-02                        18-Mar-02                       8,787,239.84
18-Mar-02                        16-Apr-02                       8,767,285.39
16-Apr-02                        16-May-02                       8,747,226.52
16-May-02                        17-Jun-02                       8,727,062.66
17-Jun-02                        16-Jul-02                       8,706,793.29
16-Jul-02                        16-Aug-02                       8,686,417.83
16-Aug-02                        16-Sep-02                       8,665,935.75
16-Sep-02                        16-Oct-02                       8,645,346.48
16-Oct-02                        18-Nov-02                       8,624,649.45
18-Nov-02                        16-Dec-02                       8,603,844.11
16-Dec-02                        16-Jan-03                       8,582,929.89
16-Jan-03                        18-Feb-03                       8,561,906.22
18-Feb-03                        17-Mar-03                       8,540,772.52
17-Mar-03                        16-Apr-03                       8,519,528.23
16-Apr-03                        16-May-03                       8,498,172.76
16-May-03                        16-Jun-03                       8,476,705.52
16-Jun-03                        16-Jul-03                       8,455,125.94
16-Jul-03                        18-Aug-03                       8,433,433.43
18-Aug-03                        16-Sep-03                       8,411,627.40
16-Sep-03                        16-Oct-03                       8,389,707.24
16-Oct-03                        17-Nov-03                       8,367,672.37
17-Nov-03                        16-Dec-03                       8,345,522.19
16-Dec-03                        16-Jan-04                       8,323,256.08
16-Jan-04                        17-Feb-04                       8,300,873.45
17-Feb-04                        16-Mar-04                       8,278,373.68
16-Mar-04                        16-Apr-04                       8,255,756.17
16-Apr-04                        17-May-04                       8,233,020.29
17-May-04                        16-Jun-04                       8,210,165.42
16-Jun-04                        16-Jul-04                       8,187,190.95
16-Jul-04                        16-Aug-04                       8,164,096.25
16-Aug-04                        16-Sep-04                       8,140,880.68
16-Sep-04                        18-Oct-04                       8,117,543.62
18-Oct-04                        16-Nov-04                       8.094,084.42
16-Nov-04                        16-Dec-04                       8,070,502.46
16-Dec-04                        18-Jan-05                       8,046,797.08
18-Jan-05                        16-Feb-05                       8,022,967.65

16-Feb-05                        16-Mar-05                       7,999,013.51
16-Mar-05                        18-Apr-05                       7,974,934.01
18-Apr-05                        16-May-05                       7,950,728.49
16-May-05                        16-Jun-05                       7,926,396.30
16-Jun-05                        18-Jul-05                       7,901,936.77
18-Jul-05                        16-Aug-05                       7,877,349.24
16-Aug-05                        16-Sep-05                       7,852,633.03
16-Sep-05                        17-Oct-05                       7,827,787.47
17-Oct-05                        16-Nov-05                       7,802,811.89
16-Nov-05                        16-Dec-05                       7,777,705.60
16-Dec-05                        17-Jan-06                       7,752,467.92
17-Jan-06                        16-Feb-06                       7,727,098.16
16-Feb-05                        16-Mar-06                       7,701,595.64

* Amortization Schedule A, subject to adjustment in accordance with the Modified Following Business Day Convention.

                           SUNTRUST BANK ("SUNTRUST")
              TERMS OF DEALING FOR OTC RISK MANAGEMENT TRANSACTIONS

In connection with the negotiation, entry into, and performance from time to time of over-the-counter ("OTC") risk management transactions, please be advised that:

SunTrust acts as principal only and does not act as advisor, agent, broker, or fiduciary for or with respect to any counterparty (unless otherwise expressly agreed in a written engagement letter).

SunTrust expects that its counterparties have the authority and capacity to enter into and perform their obligations under their OTC risk management transactions with SunTrust and SunTrust relies on the express and implied representations of its counterparties with respect thereto.

SunTrust expects that its counterparties possess adequate knowledge and experience to assess independently, or with the assistance of their own advisors, the merits and risks of each OTC risk management transaction that the counterparty may from time to time enter into, amend, or terminate.

SunTrust endeavors to maintain the confidentiality of all confidential counterparty information and expects its counterparts to do the same. Unless a counterparty gives SunTrust written notice to the contrary, each counterparty authorizes SunTrust and all SunTrust affiliates, including SunTrust Equitable Securities Corporation (STES), to share with each other confidential information concerning a counterparty and/or its accounts for marketing or other purposes from time to time. Any trade ideas, term sheets, and other similar documents sent to counterparties by SunTrust are not to be shared with others.

SunTrust may pay fees, commissions, and other amounts to agents, brokers, and/or other third parties in connection with OTC risk management transactions entered into with counterparties. SunTrust considers the amount of such fees, commissions, and other amounts to be confidential and does not disclose the same to its counterparties.

SunTrust may from time to time receive orders for similar or identical transactions and SunTrust makes no representation with respect to execution priorities.

STES's Authorized Officers have the authority to bind SunTrust in connection with OTC risk management transactions. A current list of Authorized Officers may be obtained from STES upon request.

OTC risk management obligations of SunTrust are not FDIC insured.

                           SUNTRUST BANK ("SUNTRUST")
         RISK DISCLOSURE STATEMENT FOR OTC RISK MANAGEMENT TRANSACTIONS

Over-the-counter ("OTC") risk management transactions, like other financial transactions, involve a variety of significant potential risks. OTC risk management transactions generally include options, forwards, swaps, swaptions, caps, floors, collars, combination and variations of such instruments, and other executory contractual arrangements, and may involve interest rates, currencies, securities, commodities, equities, credit, indices, and other underlying interests.

Before entering into any OTC risk management transaction, you should carefully consider whether the transaction is appropriate for you in light of your experience, objectives, financial and operational resources, and other relevant circumstances. You should also ensue that you fully understand the nature of the transaction and contractual relationship into which you are entering and the nature and extent of your exposure to risk of loss, which may significantly exceed the amount of any initial payment or investment by you.

The specific risks presented by a particular OTC risk management transaction necessarily depend upon the character of the specific transaction and your circumstances. In general, however, all OTC risk management transactions involve the risk of adverse or unanticipated market developments, risk of illiquidity and credit risk, and may involve other material risks. Equity risk management transactions may increase or decrease in value with a change in, among other things, stock prices and interest rates which could result in unlimited loss. In addition, you may be subject to internal operational risks in the event that appropriate internal system and controls are not in place to monitor the various risks and funding requirements to which you are subject by virtue of your activities in the OTC risk management and related markets. OTC risk management transactions frequently are tailored to permit parties to customize transactions to accomplish complex financial and risk management objectives. Such customization can also introduce significant risk factors of a complex character.

As in any financial transaction, you must understand the requirements (including investment restrictions), if any, applicable to you that are established by your regulars or by your Board of Directors or other governing body. You should also consider the tax and accounting implications of entering into any risk management or transaction. To the extent appropriate m light of the specific transaction and your circumstances, you should consider consulting such advisers as may be appropriate to assist you in understanding the risks involved. If you are acting in the capacity of financial adviser or agent, you must evaluate the foregoing matters in light of the circumstances applicable to your principal.

In entering into any OTC risk management transaction, you should also take into consideration that, unless you and SunTrust have established in writing an express financial advisory or other fiduciary relationship or you and SunTrust have expressly agreed in writing that you will be relying on SunTrust's recomrnendatiom as the primary basis for making your trading or investment decisions, SunTrust is acting solely in the capacity of an arm's-length contractual counterparty and not in the capacity of your financial advisor or fiduciary. In addition, SunTrust or its affiliates may from time to time have substantial long or short positions in and may make a market in or otherwise buy or sell instruments identical or economically related to the OTC risk management transaction entered into with you or may have an investment banking or other commercial relationship with the issuer of any security or financial instrument underlying an OTC risk management transaction entered into with you.

THIS BRIEF STATEMENT DOES NOT DISCLOSE ALL OF THE RISKS AND OTHER SIGNIFICANT ASPECTS OF ENTERING INTO OTC RISK MANAGEMENT TRANSACTIONS. YOU SHOULD REFRAIN FROM ENTERING INTO ANY SUCH TRANSACTION UNLESS YOU FULLY UNDERSTAND ALL SUCH RISK AND HAVE INDEPENDENTLY DETERMINED THAT THE TRANSACTION L IS APPROPRIATE FOR YOU.